Exhibit 99.1

Exhibit 99.1

$2,510,000,000

Senior Secured First Lien Credit Facility Refinancing

Presentation to Public Lenders

February 8, 2013

Forward Looking Statements

This presentation contains forward-Looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-Looking statements are based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events, many of which are outside of our control. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-Looking statement. These risks and uncertainties include but are not limited to: the sensitivity of our business to the number of flight hours that our customers’ planes spend aloft and our customers’ profitability, both of which are affected by general economic conditions; future terrorist attacks; our reliance on certain customers; the U.S. defense budget and risks associated with being a government supplier; failure to maintain government or industry approvals; failure to complete or successfully integrate acquisitions; our substantial indebtedness; potential environmental liabilities; and other factors. Further information regarding the important factors that could cause actual results to differ materially from projected results can be found in TransDigm Group’s Annual Report on Form 10-K and other reports that TransDigm Group or its subsidiaries have filed with the Securities and Exchange Commission.

You are cautioned not to place undue reliance on our forward-Looking statements. TransDigm Group Incorporated assumes no obligation to and to, expressly disclaims any obligation to, update or revise any forward-Looking statements, whether as a result of new information, future events or otherwise.

Special Notice Regarding Non-GAAP Information

This presentation sets forth certain pro forma financial information. This pro forma financial information gives effect to certain recently completed acquisitions and divestitures. Such pro forma information is based on certain assumptions and adjustments and does not purport to present TransDigm’s actual results of operations or financial condition had the transactions reflected in such pro forma financial information occurred at the beginning of the relevant period, in the case of income statement information, or at the end of such period, in the case of balance sheet information, nor is it necessarily indicative of the results of operations that may be achieved in the future.

This presentation also sets forth certain non-GAAP financial measures. A presentation of the most directly comparable GAAP measures and a reconciliation to such measures are set forth in the appendix.

Definition:

EBITDA As Defined: Excludes inventory purchase adjustments, non-cash compensation charges, acquisition integration costs and one-time IPO related costs as defined in TransDigm’s existing credit agreement.

Agenda

Transaction Overview

Financial Overview

TransDigm Overview

Syndication Overview & Timetable

Public Q&A

Credit Suisse

Hayes Smith, Managing Director

TransDigm

Greg Rufus, Executive Vice President

& Chief Financial Officer

TransDigm

Nick Howley, Chairman and Chief Executive Officer

Greg Rufus, Executive Vice President

& Chief Financial Officer

Credit Suisse

Jeff Cohen, Managing Director

Transaction Overview

Executive Summary

TransDigm (NYSE: TDG) (“TransDigm” or the “Company”) is a leading supplier of highly engineered aircraft components for use on nearly all commercial and military aircraft in service today

- For the LTM period ending December 29, 2012, the Company generated LTM 12/29/12 GAAP Revenues and

EBITDA As Defined of $1,778 million and $836 million (47% EBITDA margin), respectively

TransDigm is seeking to refinance its existing Senior Secured First Lien Credit Facility with a new $310 million, 5 year

Revolving Credit Facility (the “Revolver”) and $2,200 million, 7 year First Lien Term Loan (the “Term Loan”)

- L + 2.75%, 0.75% LIBOR floor; 101 softcall re-pricing protection for 1 year

TransDigm is also seeking the following amendments to its Existing Revolver and Term Loan Credit Agreements:

- Unlimited Restricted Payments basket if Net Leverage below 5.75x as long as Revolver is undrawn and minimum pro forma cash balance of $200 million

- Revolver covenant set to 6.00x Net Leverage and Interest Coverage Ratio covenant removed

- Allow for an Accounts Receivable Securitization basket of up to $250 million

Commitments and Required Lender consents are due by 12 PM EST on February 13, 2013

Note: EBITDA As Defined is a non-GAAP financial measure. For a historical reconciliation of EBITDA As Defined to Net Income, please see the appendix.

Financial Overview

Pro Forma Capitalization Table

($ in millions)

Actual Cum. EBITDA Pro forma Cum. EBITDA Interest

12/29/2012 multiple 12/29/2012 multiple rate Ratings Maturity

Estimated Cash $554 $554

Existing Revolver $0 0.0x $0 0.0x L + 3.75% Ba2 / BB- December 2015

New Revolver(1) 0 0.0x 0 0.0x L + 2.75% Ba2 / BB- February 2018

Existing First Lien Term Loan B-1 due 2017 1,523 1.8x 0 0.0x L + 3.00% Ba2 / BB- February 2017

Existing First Lien Term Loan B-2 due 2017 646 2.6x 0 0.0x L + 3.00% Ba2 / BB- February 2017

New First Lien Term Loan due 2020(1) 0 2.6x 2,200 2.6x L + 2.75% Ba2 / BB-(2) February 2020

Total senior secured debt $2,169 2.6x $2,200 2.6x

Senior Subordinated Notes due 2020 550 3.3x 550 3.3x 5.50% B3 / B- October 2020

Senior Subordinated Notes due 2018 1,600 5.2x 1,600 5.2x 7.75% B3 / B- December 2018

Total debt $4,319 5.2x $4,350 5.2x

Net Debt to EBITDA 4.5x 4.5x

12/29/12 LTM EBITDA as Defined $836 $836

(1) Assumes LIBOR floor of 0.75% on the new Revolver and First Lien Term Loan.

(2) Assumes ratings on the new Senior Secured Credit Facility remain the same as existing facility.

TransDigm Overview

Business Overview

Business

($ in millions)

FY 2013

LTM 12/29/12 Guidance Mid-

Actual Point(1)

Revenue: $1,778 $ 1,850

EBITDA As Defined: $836 $ 888

EBITDA As Defined

Margin: 47.0% 48.0%

Enterprise Value(2) ~ $11 Billion

DISTINGUISHING

CHARACTERISTICS

Highly engineered aerospace components

Proprietary and sole source products

Significant aftermarket content

High free cash flow

“Private equity-like” business model

Note: EBITDA As Defined is a non-GAAP financial measure. For a historical reconciliation of EBITDA As Defined to Net Income and to Net Cash Provided by Operating Activities, please see the appendix.

(1) Revenue and EBITDA As Defined information for FY13 Guidance Mid-Point is for the fiscal year ending 9/30/13 that was given on February 4, 2013. The Company only updates guidance quarterly and this presentation does not confirm or update guidance now.

(2) Enterprise value calculated as of 12/29/2012 equals equity value (shares outstanding as of 12/29/12 multiplied by the TDG closing stock price on 2/1/13) plus total net debt (total debt less cash).

Diverse Products, Platforms and Markets

Consistent Record of Growth and Margin Expansion

Revenue

($ in millions)

EBITDA As Defined and Margin

$ $ $ $ $

$—$ $ $ $ $ 1,100 1,300 1,500 1,700 1,900 100 100 300 500 700 900 1993 $48 1994 $52 1995 $57 1996 $63 1997 $78 1998 $111 1999 $131 2000 $151 2001 $201 2002 $249 2003 $293 2004 $301 2005 $374 2006 $435 2007 $593 2008 $714 2009 $762 2010 $828 2011 $1,206 2012 $1,700 LTM 12/31/12 $1,778

20%% 1993 $10

of

19% 1994 $10

23% Revenue 1995 $13

27% 1996 $17 31% 1997 $25 39% 1998 $44 39% 1999 $51 36% 2000 $54 36% 2001 $72 39% 2002 $98 2003 42% $124 46% 2004 $139 2005 44% $164 45% 2006 $194 46% 2007 $275 47% 2008 $333 49% 2009 $375 50% 2010 $412

49% 2011 $590

48% 2012 $809 47% LTM 12/31/12 $836

Note: EBITDA As Defined is a non-GAAP financial measure. For a historical reconciliation of EBITDA As Defined to Net Income, please see the appendix.

Key Credit Considerations

ATTRACTIVE MARKET POSITION

Niche market positions High margin aftermarket Diverse mix

Favorable long-term industry dynamics

PROVEN OPERATING STRATEGY

Experienced management team Demonstrated value generation Proven acquisition / integration

MULTIPLE GROWTH PATHS

Market growth High margins Acquisitions Low Capex Strong free cash flow

Consistent Cash Generation and Long-Term Performance

Strong Focus on High-Margin Aftermarket


Pro Forma Revenues (Excluding Ground Transportation)(1)
Defense Aftmkt 13%
Defense OEM 11%
Comm Aftmkt 44%
Comm OEM 32%
EBITDA as Defined
OEM
Aftermarket

Aftermarket ~57%
OEM ~43%

Approximately 57% of FY2012 pro forma revenues and a much higher percentage of EBITDA As Defined are from the stable, high-margin aftermarket.

(1) Pro Forma revenue for the fiscal year ended 9/30/12 (excluding Ground Transportation sales of ~$65 million or ~4% of combined sales). Please see the Special Notice Regarding Pro Forma and Non-GAAP Information.

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TRANSDIGM GROUP INC.

Significant Proprietary and Sole Source Revenue Base

TransDigm
Proprietary Sales


Non-Proprietary
~10%
Proprietary
~90%

TransDigm
Sole Source Sales


Non-Sole Source
~25%
Sole Source
~75%

Results in strong market positions and a stable, recurring revenue stream.

Note: Based on management estimates of pro forma TDG sales for the fiscal year ended 9/30/12. Please see the Special Notice Regarding Pro Forma and Non-GAAP Information.

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TRANSDIGM GROUP INC.

TransDigm Financial Highlights

($ in millions)

	Fiscal year						LTM	CAGR
	2007	2008	2009	2010	2011	2012	12/29/2012	2007-2012
Income statement information:								
Net sales	$592.8	$713.7	$761.5	$827.7	$1,206.0	$1,700.2	$1,778.1	*23.5%*
Cost of sales	283.8	327.8	332.2	354.6	544.8	754.5	793.5	
Gross profit	**$309.0**	**$385.9**	**$429.3**	**$473.1**	**$661.2**	**$945.7**	**$984.6**	
% Sales	*52.1%*	*54.1%*	*56.4%*	*57.2%*	*54.8%*	*55.6%*	*55.4%*	
Selling and administrative expenses	62.9	74.6	80.0	94.9	133.7	201.7	215.0	
Amortization of intangibles	12.3	12.0	13.9	15.1	40.3	44.2	42.3	
Refinancing costs	–	–	–	–	72.5	–	–	
Income from operations	**$233.8**	**$299.3**	**$335.4**	**$363.1**	**$414.7**	**$699.8**	**$727.3**	
% Sales	*39.4%*	*41.9%*	*44.0%*	*43.9%*	*34.4%*	*41.2%*	*40.9%*	
Net interest expense	91.7	92.7	84.4	112.2	185.3	211.9	225.7	
Income before income taxes	**$142.1**	**$206.6**	**$251.0**	**$250.8**	**$229.4**	**$487.9**	**$501.6**	
Income tax provision	53.5	73.5	88.1	87.4	77.2	162.9	167.6	
Net income	**$88.6**	**$133.1**	**$162.9**	**$163.4**	**$152.2**	**$325.0**	**$334.0**	
% Sales	*14.9%*	*18.6%*	*21.4%*	*19.7%*	*12.6%*	*19.1%*	*18.8%*	
Other financial information:								
EBITDA As Defined	**$274.7**	**$333.1**	**$374.7**	**$411.6**	**$589.9**	**$809.0**	**$835.8**	*24.1%*
As % of sales	*46.3%*	*46.7%*	*49.2%*	*49.7%*	*48.9%*	*47.6%*	*47.0%*	
Capital expenditures	10.3	10.9	13.2	12.9	18.0	25.2	29.2	
EBITDA As Defined - CapEx	**264.4**	**322.2**	**361.5**	**398.7**	**571.9**	**783.8**	**806.5**	
As % of sales	*44.6%*	*45.1%*	*47.5%*	*48.2%*	*47.4%*	*46.1%*	*45.4%*	
Balance sheet information:								
Total assets	$2,061.1	$2,255.8	$2,454.4	$2,677.8	$4,513.6	$5,459.6	$5,549.6	
Total debt	1,357.9	1,357.2	1,356.8	1,771.6	3,138.4	3,619.1	4,319.1	

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TRANSDIGM GROUP INC.

TransDigm Deleveraging Profile (Total Debt / EBITDA As Defined)

6.5x 6.0x 5.5x 5.0x 4.5x 4.0x 3.5x 3.0x 2.5x 2.0x

Warburg

Pincus McKechnie Recap Acquisition

Special Dividend IPO

Recap & AmSafe Dividend Acquisition

FY00 FY01 FY02 07/03 FY03 FY04 FY05 4/06 FY06 FY07 FY08 FY09 10/09 FY10 12/10 FY11 3/12 FY 12 12/12(1)

Note: Based on management estimates of pro forma TDG sales for the fiscal year ended 9/30/12. Please see the Special Notice Regarding Pro Forma and Non-GAAP Information (1) Total Debt (including new $550 million Senior Subordinated Notes and $150 million Tack-on First Lien Term Loan) divided by EBITDA as Defined.

Syndication Overview & Timetable

Preliminary Transaction Timeline

February 2013

Su Mo Tu We Th Fr Sa

1 2

3 4 5 6 7 8 9

10 11 12 13 14 15 16

17 18 19 20 21 22 23

24 25 26 27 28

Holiday Key date

Date Event

February 8 Senior Secured Term Loan Facility Lender Call (10

AM EST)

February 13 Commitments / Required Lender consents (due by

12 PM EST)

February 19 Close and fund

Summary Terms

Borrower: TransDigm, Inc (the “Company” or the “Borrower”, and together with TransDigm Group Incorporated (“Holdings”) and certain of the Company’s subsidiaries, the “Credit Group”) Joint Lead Arrangers & Credit Suisse (“CS”, a “Joint Lead Arranger” and the “Administrative Agent”), UBS (“UBS”, a “Joint Lead Arranger”), Morgan Stanley (“MS”, a Administrative Agent: “Joint Lead Arranger”) and Citigroup (“Citi”, a “Joint Lead Arranger”) Facilities: $310 million revolving credit facility (the “Revolver”) $2,200 million term loan facility (the “Term Loan”).

Tenor: Revolver: 5 years Term Loan: 7 years

Interest rate: LIBOR + 2.75% Term Loan Issue price: Par LIBOR Floor: 0.75% Term loan amortization: 1.00% per year

Call protection: Reset 101 repricing soft call for one year; thereafter at par

Guarantors: Same as existing term loan credit agreement; Holdings and certain of the Borrower’s present and future, direct and indirect domestic subsidiaries (the “Guarantors”).

Security: Same as existing term loan credit agreement; First priority perfected lien on substantially all of the property and assets (tangible and intangible, and including all outstanding capital stock of the Company and each of its subsidiaries (subject to certain customary exceptions)) of the Credit Group. Affirmative covenants: Same as existing term loan credit agreement; Customary for facilities of this type.

Negative covenants: Substantially similar to the existing term loan credit agreement; Customary for facilities of this type with certain modifications outlined in this presentation.

Financial covenants: Revolver: Net leverage ratio Term Loan: None

Credit Agreement Modifications

In conjunction with the re-pricing, the Company will amend its existing credit facility agreement to:

- Set the Revolving Credit Facility Net Leverage Ratio covenant to 6.00x with no step-downs or Interest Coverage Ratio covenant

- Unlimited RP basket subject to: Net Leverage Ratio test of 5.75x, no drawn amount under the Revolver, and a minimum pro forma cash balance of $200 million

- Allowance for an Accounts Receivable securitization of up to $250 million

- Allow the Company to designate non-core assets at the time of a Permitted Acquisition that can be sold at a later date subject to the paydown provision or reinvestment rights

- Allow required lenders the ability to reject mandatory prepayments associated with asset sales and excess cash flow

- Allow the Company to enter into a joint venture up to $1 bn

- Allow for the ability to repurchase loans below par value

Revolving Credit Facility and First Lien Term Loan will be governed under a single Credit Agreement

Public Q&A

Appendix

EBITDA As Defined Reconciliation

($ in millions)

	Fiscal year ended September 30,																			LTM
	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	12/31/2012
Net Income	($5)	–	$1	$3	$14	($17)	$11	$14	$31	($76)	$14	$35	$25	$89	$133	$163	$163	$172	$325	$334
Less: income from discontinued opeations	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	(20)	–	–
Depreciation and amortization	7	7	7	6	7	6	7	9	13	10	18	17	16	24	25	28	30	61	68	68
Interest expense, net	5	5	5	3	3	23	28	32	37	43	75	80	77	92	93	84	112	185	212	226
Income tax provision	(2)	–	2	5	13	(2)	8	9	17	(45)	6	23	16	53	74	88	88	77	163	168
Warrant put value adjustment	1	1	2	5	7	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–
Extraordinary item	–	–	–	2	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–
EBITDA	$6	$13	$17	$24	$44	$10	$54	$64	$98	($68)	$113	$155	$134	$258	$325	$363	$393	$475	$768	$795
Merger expense	–	–	–	–	–	40	–	–	–	176	–	–	–	–	–	–	–	–	–	–
Refinancing costs	–	–	–	–	–	–	–	–	–	–	–	–	49	–	–	–	–	72	–	–
Acquisition-related costs	4	–	–	1	–	1	–	8	–	15	20	2	1	9	2	6	12	30	19	15
Non-cash compensation and deferred compensation costs	–	–	–	–	–	–	–	–	–	1	6	7	1	6	6	6	7	13	22	26
One-time special bonus	–	–	–	–	–	–	–	–	–	–	–	–	6	–	–	–	–	–	–	–
Public offering costs	–	–	–	–	–	–	–	–	–	–	–	–	3	2	–	–	–	–	–	–
EBITDA As Defined	**$10**	**$13**	**$17**	**$25**	**$44**	**$51**	**$54**	**$72**	**$98**	**$124**	**$139**	**$164**	**$194**	**$275**	**$333**	**$375**	**$412**	**$590**	**$809**	**$836**

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TRANSDIGM GROUP INC.

Contacts

For business questions please contact:

- Robert Hetu: robert.hetu@credit-suisse.com (212) 325 – 4542

- Kevin Buddhdew: kevin.buddhdew@credit-suisse.com (212) 538 – 4294

For legal questions please contact:

- Brendan Mahan: BMahan@cravath.com (212) 474—1808